Investor Presentation September 30, 2013 Tim Carter, Chief Executive Officer Deborah Wilkinson, Chief Financial Officer Anne Holland, Chief LendingOfficer

History In 2013: OmniAmerican Bancorp (OABC) traded on NASDAQ 15 locations $1.4 billion in assets In 1956: Carswell Federal Credit Union was established in Fort Worth, Texas 1 location on base 2

Dallas/Fort Worth Metroplex  4th largest metro area in U.S. Population: 6.4 mm+.  Our market: western DFW – 1/3 of metro population.  DFW Airport - #7 in the World in terms of total passengers.  Tarrant County unemployment 6.3%, down from 7.1% last year.  Central Business District is 89% leased vs. 73% for Dallas.  Housing permits up 18%. Multi- family permits up 200%.  Auto sales up 16% year over year. 3 Downtown Fort Worth - close to Omni headquarters building, near TCU.

Locations 4

Management Team Tim Carter President and CEO 29 years banking experience Deborah Wilkinson Sr. EVP-CFO 28 years banking experience Anne Holland Sr. EVP-CLO 21 years banking experience T.L. Arnold Sr. EVP-CCO 26 years banking experience 5

Strategic Focus Recent Events: Reduction in Force effective October 15, 2013 24 positions, or 8% of workforce Approximately $2MM in annual savings Total employees October 2012 = 325. Total employees October 2013 = 289 Exited Indirect Auto Lending business effective October 31, 2013 9 positions eliminated $267MM portfolio will run off over 30 months at approximately $10MM/month Expect these actions to fuel Commercial & Mortgage growth Further enhance Commercial Real Estate and C&I lending profile Hired 3 new commercial relationship managers in last 12 months; portfolio growth of 25% in 2013 Hired 3 new mortgage loan officers in last 30 days to deploy in branch network Completed significant enhancements to the retail platform to maintain valued customer base 6

Loan Composition • Loan composition has changed dramatically since becoming a bank • We are focused on commercial loan growth • Commercial Real Estate lenders with avg 14 years of experience • Commercial lenders with avg 21 years of experience • Exited indirect auto lending in 4Q13. 7 $168.5 $73.6 $554.3 $278.1 $250.3 $335.5 Mortgage Commercial Consumer 12/31/2005 9/30/2013 Total Loans 9/30/13 - $864 million

Loan Portfolio Commercial Mortgage Consumer 8 9/30/13 12/31/12 Growth Commercial Real Estate 104.8$ 84.8$ 23.6% Real Estate Construction 69.2 52.2 32.6% Commercial Business 76.3 63.4 20.3% Total Commercial Loans 250.3$ 200.4$ 24.9% 9/30/13 12/31/12 Growth One-to-Four Family 258.8$ 251.7$ 2.8% Home Equity 19.3 20.9 -7.7% Total Residential RE Loans 278.1$ 272.6$ 2.0% Auto obile, Indirect 287.9$ 221.9$ 29.7 Auto obile, Direct 32.0 27.4 16.8 Other Consumer 15.6 16.7 -6.6% Total Consumer Loans 335.5$ 266.0$ 26.1% Total Loans 863.9$ 739.0$ 16.9%

Commercial Portfolio • Loan growth of 25% during 2013 through September 30 • Significant improvement in classified assets each year since 2010 9 Total Commercial Loans - $250.3 million $35.6 $30.8 $13.1 $10.2 $135.5 $141.6 $187.3 $240.1 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 12/31/2010 12/31/2011 12/31/2012 9/30/2013 Pass Rated Classified

Commercial Portfolio by Type Total Commercial Loans - $250.3 million 10 $104.8 $69.2 $76.3 $84.8 $52.2 $63.4 Commercial Real Estate Real Estate Construction Commercial Business 9/30/2013 12/31/2012

Commercial Portfolio Total Commercial Loans - $250.3 million 11 104.8 42% 69.2 28% 76.3 30% Relationships by Type Commercial Real Estate Real Estate/ Construction Commercial & Industrial Over $10MM 23% $7.5- $10MM 14% $5.0- $7.5MM 17% $2.5-$5MM 18% Under $2.5MM 28% Relationships by Size

Mortgage Portfolio Portfolio: • Balance – $278.1 million • # Loans – 2,516 Sold & Serviced: • Balance – $184.8 million • # Loans – 1,147 Average Rate: • Variable – 4.39% • 15 Years or Less – 4.35% • Greater than 15 Years – 5.83% 15 Yrs or Less 37.9% Greater than 15 Yrs 47.0% Variable Loans 15.1% Original Maturities 9/30/2013 12

Deposit Composition Demand Deposits include 51% commercial deposit growth since 12/31/2011. Treasury Management - Strong product offering with state-of-the-art treasury management platform. Manager with 21 years of experience. 13 2012 9/30/2013 Demand Deposits-Consumer 126$ 141$ 147$ 148$ Demand Deposits-Commercial 24 28 40 43 Savings 207 168 106 106 Money Market 101 152 230 232 CDs 343 319 293 273 Total Deposits 801$ 808$ 816$ 802$ Core Deposits % 91.5% 90.9% 87.7% 84.8% 2010 ($ in millions) 2011 Annual

Asset Quality 14 ($ in 000's) 2009 2010 2011 2012 9/30/2012 9/30/2013 Net Charge-offs (as % of avg. loans) 0.71% 0.89% 0.63% 0.40% 0.47% 0.34% Allowance for Loan Losses (% of total loans) 1.18% 1.33% 1.15% 0.93% 1.00% 0.77% Non-Performing assets to total assets 1.35% 2.19% 1.24% 1.04% 1.11% 0.50% Non-Performing loans to total loans 1.17% 1.38% 1.40% 1.06% 1.14% 0.69% Troubled Debt Restructurings ("TDR") 18,403$ 19,496$ 28,126$ 18,250$ 19,082$ 11,922$ Performing TDR 12,202$ 13,499$ 21,596$ 12,044$ 12,847$ 9,054$ Performing TDRs to total TDRs 66.30% 69.24% 76.78% 65.99% 67.33% 75.94% YTDAnnual

Investments 15 2010 2011 2012 9/30/2012 9/30/2013 U.S. govt sponsored or guaranteed Mortgage-Backed Securities 154,614$ 241,676$ 199,730$ 204,828$ 292,510$ 150,792 283,025 172,896 189,084 149,186 Private Label CMO's 3,396 - - - - Trust preferred securites 3,920 - - - - Agency bonds - - 5,015 - 4,643 Municipal obligations - - - - 168 Other equity securities (CRA) 5,084 5,240 6,268 6,342 5,993 Total 317,806$ 529,941$ 383,909$ 400,254$ 452,500$ Duration (years) 3.50 3.24 3.13 3.20 4.50 Book Yield 3.14% 2.70% 2.65% 2.80% 2.46% ($ in 000's) Annual Quarterly Collateralized Mortgage Obligations

Net Interest Margin 16 2010 2011 2012 YTD 9/30/2013 Interest income: Loans 6.17% 5.90% 5.23% 4.94% Securities 3.30% 2.89% 2.49% 2.21% 5.12% 4.55% 4.10% 3.98% Interest expense: Deposits 1.31% 1.01% 0.82% 0.71% Borrowings 3.98% 2.13% 1.53% 0.87% 1.67% 1.31% 1.02% 0.75% Net interest margin 3.77% 3.45% 3.21% 3.33%

Earnings History Net Income ($ in 000’s) 17 2009 2010 2011 2012 3Q 2012 3Q 2013 $655 $1,657 $3,967 $5,698 $2,296 $2,196 $.15 EPS $.37 EPS $.21 EPS $.22 EPS $.55 EPS Annual Quarterly

Forward Looking Statements This information contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect,” “will,” “may” and words of similar meaning. These forward-looking statements include, but are not limited to statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the asset quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. 18

Thank You.